UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2019

Aridis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38630	47-2641188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

5941 Optical Ct.

San Jose, California 95138

(Address of principal executive offices, including ZIP code)

(408) 385-1742

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ARDS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2020, Aridis Pharmaceuticals, Inc. (the “Company”) announced that Michael A. Nazak was appointed Chief Financial Officer of the Company, effective January 1, 2020. Mr. Nazak succeeds Fred Kurland who resigned for personal reasons on December 31, 2019. Mr. Kurland’s resignation was not a result of any disagreement with the Company. Mr. Kurland has agreed to continue to support the Company as a consultant. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Mr. Nazak is a seasoned financial executive with extensive experience managing teams of finance professionals at healthcare dedicated companies. Prior to joining the Company as Vice President, Finance, he served as Senior Vice President, Finance at Coherus Biosciences, Inc., a publicly listed company on Nasdaq. Previously he was the Senior Director of Finance & Accounting at InteKrin Therapeutics Inc., a biopharmaceutical company. Prior to that, Mr. Nazak served as the Corporate Controller for Reliant Technologies, Inc., a developer and manufacturer of medical laser devices, and as a Senior Director of Finance & Corporate Controller at Connetics Corporation, a then publicly-traded specialty pharmaceutical company. Mr. Nazak also held Corporate Controller and other finance and accounting positions at Cygnus Solutions (a Red Hat company), and MIPS Computer Systems, and was previously an auditor with Coopers & Lybrand LLP. Mr. Nazak is a Certified Public Accountant (inactive), and holds a B.S. degree in Business Administration with a concentration in Accounting from San Jose State University.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Aridis Pharmaceuticals, Inc. dated January 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2020	ARIDIS PHARMACEUTICALS, INC.

/s/ Vu Truong
Vu Truong
Chief Executive Officer